                               EXHIBIT (8)(a)(1)
                               -----------------


  FORM OF AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT BY AND BETWEEN PUTNAM
   VARIABLE TRUST, PUTNAM MUTUAL FUNDS CORP. AND PFL LIFE INSURANCE COMPANY

                                    AMENDED
                                  SCHEDULE A

                          EFFECTIVE September 1, 2000
                                    -----------------


                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT


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Name of Separate Account and Date    Policies Funded by Separate Account          Portfolios Applicable to Policies
Established by Board of Directors
------------------------------------------------------------------------------------------------------------------------
 PFL Retirement Builder Variable    PFL Life Insurance Company Policy Form           Putnam VT Global Growth Fund
  Annuity Account March 29, 1996             No. AV288-101-95-796                  Putnam VT Growth and Income Fund
                                     (including successor forms, addenda         Putnam VT Growth Opportunities Fund
      Separate Account VA I          and endorsements - may vary by state            Putnam VT Money Market Fund
           May 15, 2000               under marketing names: "Retirement               Putnam VT New Value Fund
                                       Income Builder Variable Annuity"           Putnam VT Diversified Income Fund
                                     "Portfolio Select Variable Annuity"                Putnam VT Income Fund
                                      "The U.S. Bancorp Investments Inc.               Putnam VT Investors Fund
                                       Principal-Plus Variable Annuity"       Putnam VT The George Putnam Fund of Boston
                                        (or successor marketing names)
------------------------------------------------------------------------------------------------------------------------

PFL LIFE INSURANCE COMPANY                  PUTNAM VARIABLE TRUST

By:_______________________________          By:_______________________________

Name:_____________________________          Name:_____________________________

Title:____________________________          Title:____________________________

Date:_____________________________          Date:_____________________________




PUTNAM MUTUAL FUNDS CORP.

By:_______________________________

Name:_____________________________

Title:____________________________

Date:_____________________________